                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                           Mirant Mid-Atlantic, LLC

                               Offer to Exchange

          Pass Through Certificates, Series A, Series B and Series C
   Which Have Been Registered Under the Securities Act of 1933, as amended,
                          For Any and All Outstanding
                          Pass Through Certificates,
                        Series A (CUSIP NO. [      ]),
                      Series B (CUSIP NO. [      ]), and
                         Series C (CUSIP NO. [      ])
                 Pursuant to the Prospectus Dated May 25, 2001

   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
 [      ], 2001 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
 WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON [      ], 2001.


                     The Exchange Agent for this Offer is:

                      State Street Bank and Trust Company

                             2 Avenue de Lafayette
                          Corporate Trust, 5th Floor
                       Boston, Massachusetts 02111-1724
                            Attention: Ralph Jones
                         Telephone No.: (617) 662-1548
                         Facsimile No.: (617) 662-1452

                                      or:

                                Corporate Trust
                                 P.O. Box 778
                       Boston, Massachusetts 02111-0778
                            Attention: Ralph Jones
                         Telephone No.: (617) 662-1548
                         Facsimile No.: (617) 662-1452

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges receipt of the Prospectus, dated May 25, 2001 (the "Prospectus"), of Mirant Mid-Atlantic, LLC, a Delaware limited liability company (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer to exchange (the "Registered Exchange Offer") an aggregate principal amount of up to $1,224 million of Pass Through Certificates, Series A, Series B and Series C (the "New Certificates"), issued under Pass Through Trust Agreements A, B and C, dated as of December 19, 2001, which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal principal amount of the outstanding Pass Through Certificates, Series A, Series B and Series C issued under such agreements (the "Existing Certificates," and together with the New Certificates, the "Certificates"). The Registered Exchange Offer is being made in order to satisfy certain obligations of the

Company contained in the Registration Rights Agreement, dated as of December 18, 2001, between the Company and the initial purchasers named therein (the "Registration Rights Agreement").

  For each Existing Certificate accepted for exchange, the holder (the "Holder") of such Existing Certificate will receive a New Certificate having a principal amount equal to that of the surrendered Existing Certificate. The New Certificates will bear interest from the most recent date to which interest has been paid on the Existing Certificates. Accordingly, registered holders of New Certificates on the relevant record date for the first interest payment date following the completion of the Registered Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Existing Certificates accepted for exchange will cease to accrue interest from and after the date of completion of the Registered Exchange Offer. Holders of Existing Certificates whose Existing Certificates are accepted for exchange will not receive any payment for accrued interest on the Existing Certificates otherwise payable on any interest payment date the record date for which occurs on or after completion of the Registered Exchange Offer and will be deemed to have waived their rights to receive the accrued interest on the Existing Certificates. June 30, 2001 is the first scheduled interest distribution date.

  Additional interest (the "Additional Interest") with respect to the Certificates shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (ii) below being herein called a "Registration Default"):

    (i) the Registered Exchange Offer has not been consummated on or prior to December 18, 2001 and a shelf registration statement (the "Shelf Registration Statement") is not declared effective by the Securities and Exchange Commission (the "Commission") on or prior to December 18, 2001; or

    (ii) the Shelf Registration Statement has been declared effective by the Commission but (A) such Shelf Registration Statement thereafter ceases to be effective at any time that the Company is obligated to maintain the effectiveness thereof or (B) such Shelf Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Certificates (as defined in Section 6(d) of the Registration Rights Agreement) during the periods specified in the Registration Rights Agreement because either (1) any event occurs as a result of which the related prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Shelf Registration Statement or supplement the related prospectus, to comply with the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act of 1934, as amended (the "Exchange Act") or the respective rules thereunder.

  Additional Interest shall accrue on the Certificates over and above the interest set forth in the title of the Certificates from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum (the "Additional Interest Rate"), which Additional Interest Rate shall be the same regardless of whether one or more such Registration Defaults shall be continuing simultaneously. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease and the interest rate on the Securities will be reduced to the interest rate it would have been had no such Registration Default occurred.

  A Registration Default referred to in clause (ii) shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if such Registration Default has occurred solely as a result of (i) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (ii) the occurrence of other material events or developments with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus, provided that, during the Suspension Period, the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events. The "Suspension Period" shall mean the period of time commencing on and including the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable as a result of the occurrence of such events or developments, and ending on the earliest to occur of (x) the date on which each seller of Certificates covered by the Shelf Registration Statement either receives copies of the supplemented or amended prospectus contemplated herein or is advised in writing by the Company that the use of the prospectus may be resumed, (y) the expiration of 45 consecutive calendar days during which such Suspension Period has been in effect, and (z) the expiration of an aggregate of 60 days in any consecutive twelve-month period during which one or more Suspension Periods has been in effect. Additional Interest shall be payable in accordance with the above paragraph from and excluding the last day of a Suspension Period until such Registration Default is cured.

  Any amounts of Additional Interest due pursuant to the provisions described above will be payable in cash on the regular interest payment dates with respect to the Certificates. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Certificates and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

  The Company reserves the right, at any time or from time to time, to extend the Registered Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Registered Exchange Offer is extended. The Company shall notify the holders of the Existing Certificates of any extension by means of oral or written notice to the registered holders. Should the Company choose to extend the Registered Exchange Offer, the Company will have no obligation to publish, advertise or otherwise communicate this announcement to the public other than by making a timely release to an appropriate news agency.

  This Letter is to be completed by a holder of Existing Certificates if Existing Certificates are to be forwarded herewith. Holders who are participants in The Depository Trust Company (the "DTC") (such participants, "DTC Participants") tendering by book-entry transfer must execute such tender through DTC's Automated Tender Offer Program ("ATOP") pursuant to the procedure set forth in "This Exchange Offer--Procedures for Tendering the Existing Certificates--Book-Entry Transfer" section of the Prospectus on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Existing Certificates into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer ("Book-Entry Confirmation") including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter and that the Exchange Agent and the Company may enforce this Letter against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

  If the tender is not made through ATOP, Existing Certificates, as well as this Letter (or facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an agent's message in lieu of a letter of transmittal, and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

  If a Holder's Existing Certificates are not immediately available, if time will not permit delivery of the Existing Certificates and all required documents to the Exchange Agent on or prior to the Expiration Date, or if the procedures for book-entry transfer cannot be completed on a timely basis, a Holder must tender their Existing Certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery" section of the Prospectus. See Instruction 1.

  The method of delivery of the Book-Entry Confirmation or certificates, this letter, and all other required documents is at the election and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  The undersigned has completed the appropriate information below and signed this Letter to indicate the action the undersigned desires to take with respect to the Registered Exchange Offer.

  List below the Existing Certificates to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Certificates should be listed on a separate signed schedule affixed hereto.

                     DESCRIPTION OF EXISTING CERTIFICATES
-------------------------------------------------------------------------------

Name(s) and Address(es) of                    Existing     Aggregate Principal    Principal
   Registered Holder(s)                     Certificate         Amount of           Amount
(Please fill in, if blank)      Series        Numbers*    Existing Certificates   Tendered**
--------------------------------------------------------------------------------------------

                            ----------------------------------------------------------------

                            ----------------------------------------------------------------

                            ----------------------------------------------------------------

                            ----------------------------------------------------------------

                            ----------------------------------------------------------------

                                               Total
--------------------------------------------------------------------------------------------

  * Need not be completed by Holders of Existing Certificates being tendered by book-entry transfer (see below).
 ** Unless otherwise indicated, it will be assumed that all Existing
    Certificates represented by certificates delivered to the Exchange Agent are being tendered. See Instruction 1. Existing Certificates tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

[_]CHECK HERE IF TENDERED EXISTING CERTIFICATES ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution which Guaranteed Delivery: _____________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW CERTIFICATES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR EXISTING CERTIFICATES.

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

  Aggregate Principal Amount of Existing Certificates so held: $______________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  Upon the terms and subject to the conditions of the Registered Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Certificates indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Certificates tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Certificates as are being tendered hereby. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Certificates tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Certificates acquired in exchange for Existing Certificates tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Certificates, whether or not such person is the undersigned, that neither the holder of such Existing Certificates nor any such other person is engaged in, or intends to engage in a distribution of such New Certificates, or has an arrangement or understanding with any person to participate in the distribution of such New Certificates, and that neither the holder of such Existing Certificates nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

  The undersigned also acknowledges that this Registered Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Commission as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988) (the "Exxon Capital Letter"), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) (the "Shearman & Sterling Letter"), that the New Certificates issued in exchange for the Existing Certificates pursuant to the Registered Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such New Certificates directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Certificates are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Certificates and have no arrangement with any person to participate in the distribution of such New Certificates.

  If a holder of Existing Certificates is engaged in or intends to engage in a distribution of the New Certificates or has any arrangement or understanding with respect to the distribution of the New Certificates to be acquired pursuant to the Registered Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Certificates for its own account in exchange for Existing Certificates, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Certificates received in exchange for Existing Certificates where such Existing Certificates were acquired as a result of market-making activities or other trading activities. We have agreed that, for a period of 180 days after the expiration date, we will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Certificates tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "This Exchange Offer--Withdrawal Rights" section of the Prospectus.

  Unless otherwise indicated under "Special Issuance Instructions" below, please deliver the New Certificates (and, if applicable, substitute certificates representing Existing Certificates for any Existing Certificates not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Existing Certificates, please credit the account indicated above maintained at the DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please send the New Certificates (and, if applicable, substitute certificates representing Existing Certificates for any Existing Certificates not exchanged) to the undersigned at the address shown above under "Description of Existing Certificates."

The undersigned, by completing the section "Description of Existing Certificates" above and signing this letter, or by tendering Existing Certificates through ATOP, will be deemed to have tendered the Certificates as set forth above.



   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 3 and 4)                (See Instructions 3 and 4)


 To be completed ONLY if Existing          To be completed ONLY if Existing
 Certificates not exchanged and/or         Certificates not exchanged and/or
 New Certificates are to be issued         New Certificates are to be sent
 in the name of and sent to some-          to someone other than the per-
 one other than the person(s)              son(s) whose signature(s) ap-
 whose signature(s) appear(s) on           pear(s) on this Letter below, or
 this Letter below, or if Existing         to the undersigned at an address
 Certificates delivered by book-           other than shown under "Descrip-
 entry transfer which are not ac-          tion of Existing Certificates" on
 cepted for exchange are to be re-         this Letter above.
 turned by credit to an account
 maintained at The DTC other than
 the account indicated above.

                                           Mail New Certificates and/or Cer-
                                           tificates to:

 Issue New Certificates and/or             Name(s): _________________________
 Certificates to:                                (Please type or print)

 Name(s): _________________________        __________________________________
       (Please type or print)

                                           Address: _________________________
 __________________________________

                                           __________________________________
 Address(es): _____________________               (including zip code)

 __________________________________
        (including zip code)

 __________________________________
    (social security or employer
       identification number)

 [_]Credit unexchanged Existing
    Certificates delivered by
    book-entry transfer to the
    Book-Entry Transfer Facility
    account set forth below.

 __________________________________
  (The DTC Account Number, if ap-
             plicable)

  Important: Prior to 5:00 p.m., New York City time, on the expiration date, this letter or a facsimile hereof (together with Existing Certificates and all other required documents or the Notice of Guaranteed Delivery) must be received by the Exchange Agent, or, alternatively, holders who are DTC Participants tendering by book entry transfer must execute such tender through ATOP.

Please read this Letter of Transmittal carefully before completing any section above.

                     PLEASE SIGN HERE
        (To be completed by all Tendering Holders)
                  (Complete accompanying Substitute Form W-9)

 .......................................................

 .......................................................
               (Signature(s) of Owner(s))

 Date: .................................................


 Area Code and Telephone Number: .......................

 If a holder is tendering any Existing Certificates, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Certificates or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction
 3.

 Name(s): ..............................................

     ................................................
                  (Please type or print)

 Capacity: .............................................

 Address: ..............................................

     ................................................
                    (include zip code)

   Signature Guarantee (if required by Instruction 3)

 Authorized Signature ..................................

 Title: ................................................

 Name and Firm: ........................................

 Dated: ................................................

                                 INSTRUCTIONS

  Forming part of the terms and conditions of the offer to exchange New Certificates, Series A, Series B and Series C, which have been registered under the Securities Act of 1933, as amended, for any and all Existing Certificates, Series A, Series B and Series C.

  1. Delivery of this Letter and Certificates; Guaranteed Delivery Procedures.

  This Letter is to be completed by a holder of Existing Certificates if Existing Certificates are to be forwarded herewith. Holders who are participants in The Depository Trust Company (the "DTC") (such participants, "DTC Participants") tendering by book-entry transfer must execute such tender through DTC's Automated Tender Offer Program ("ATOP") pursuant to the procedure set forth in "This Exchange Offer--Procedures for Tendering the Existing Certificates--Book-Entry Transfer" section of the Prospectus on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Existing Certificates into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer ("Book-Entry Confirmation") including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter and that the Exchange Agent and the Company may enforce this Letter against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent. Certificates tendered hereby must be in denominations of $1,000.

  If the tender is not made through ATOP, Existing Certificates, as well as this Letter (or facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an agent's message in lieu of a letter of transmittal, and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

  Holders of Existing Certificates whose Existing Certificates are not immediately available or who cannot deliver their Exiting Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Certificates pursuant to the guaranteed delivery procedures set forth in "This Exchange Offer--Procedures for Tendering the Existing Certificates--Guaranteed Delivery" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Existing Certificates and the amount of Existing Certificates tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Existing Certificates, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Existing Certificates, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

  A Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Existing Certificates to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date.

  As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," that is a member of a medallion guarantee program including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association.

  The method of delivery of this letter, the certificates and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If certificates are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

  See "This Exchange Offer" section of the Prospectus.

  2. Partial Tenders (not applicable to Holders of Existing Certificates who tender by book-entry transfer).

  If less than all of the Existing Certificates evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Existing Certificates to be tendered above under "Description of Existing Certificates--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Existing Certificates will be sent to such tendering holder, unless otherwise provided in the appropriate section of this Letter, promptly after the Expiration Date. All of the Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  3. Signatures of this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

  If this Letter is signed by the registered holder of the Existing Certificates tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

  If any tendered Existing Certificates are owned of record by two or more joint owners, all such owners must sign this Letter.

  If any tendered Existing Certificates are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

  When this Letter is signed by the registered holder of the Existing Certificates specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Certificates are to be issued, or any untendered Existing Certificates are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

  If this Letter is signed by a person other than the registered holder of any Existing Certificates specified herein, such Existing Certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the Existing Certificates and the signatures on such Existing Certificates must be guaranteed by an Eligible Institution.

  If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Existing Certificates are tendered: (i) by a registered holder of Existing Certificates (which term, for purposes of the Registered Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Existing Certificates) tendered who has not completed the information under "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

  4. Special Issuance and Delivery Instructions.

  Tendering holders of Existing Certificates should indicate under the appropriate caption in this Letter the name and address to which New Certificates issued pursuant to the Registered Exchange Offer and/or substitute certificates evidencing

Existing Certificates not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Existing Certificates tendering Existing Certificates by book-entry transfer may request that Existing Certificates not exchanged be credited to such account maintained at The DTC as such Holder of Existing Certificates may designate hereon. If no such instructions are given, such Existing Certificates not exchanged will be returned to the name or address of the person signing this Letter.

  5. Tax Identification Number.

  A tendering Holder whose Existing Certificates are accepted for exchange should provide the Exchange Agent with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering Holder who is an individual, is his or her social security number. Under Federal income law, if a tendering Holder does not provide the Exchange Agent with its current TIN or an adequate basis for an exemption, such tendering Holder may be subject to backup withholding in an amount equal to 31% of all interest and other reportable payments, if any, made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

  Certain Holders of Existing Certificates (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. Exempt U.S. Holders, while not required to submit the Substitute Form W-9, should submit the Form and write "Exempt" on the face thereof, to prevent erroneous backup withholding. See the Specific Instructions on the Substitute Form W-9 (the "Specific Instructions") for additional instructions. To prevent backup withholding on interest and other reportable payments if any, each tendering Holder of Existing Certificates (other than a nonresident alien, a foreign entity not subject to backup withholding or other exempt recipient) must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service ("IRS") that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the Exchange Agent is provided with an incorrect taxpayer identification number for payments made after the exchange, the Holder may be subject to a $50 penalty imposed by the IRS. For additional information and instructions, see the Specific Instructions, below. If the tendering Holder of Existing Certificates is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status of Beneficial Owner for U.S. withholding, and/or other applicable Form(s) W-8, instead of the substitute Form W-9. These forms may be obtained from the Exchange Agent. If the Existing Certificates are in more than one name or are not in the name of the actual owner, such Holder should consult the Specific Instructions for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the Specific Instructions for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.

  Note: checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Exchange Agent. Under certain circumstances, the Exchange Agent may be required or elect to reserve or backup withhold during the 60-day period.

  6. Transfer Taxes.

  The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Certificates to it or its order pursuant to the Registered Exchange Offer. If, however, New Certificates and/or substitute Existing Certificates not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Existing Certificates tendered hereby, or if tendered Existing Certificates are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Certificates to the Company or its order pursuant to the Registered Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Existing Certificates specified in this Letter.

  7. Waiver of Conditions.

  The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

  8. No Conditional Tenders.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Certificates, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Certificates for exchange. Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Certificates nor shall any of them incur any liability for failure to give any such notice.

  9. Mutilated, Lost, Stolen or Destroyed Certificates.

  Any Holder whose Existing Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  10. Requests for Assistance or Additional Copies.

  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    REQUESTER'S NAME:
                    Give Form to the Requester. Do NOT send to the IRS.
--------------------------------------------------------------------------------
    Name (If a joint account or you changed your name, see enclosed
    Guidelines.)
--------------------------------------------------------------------------------
    Business name, if different from above.
--------------------------------------------------------------------------------
    Check appropriate box: [_] Individual/Sole
    Proprietor [_] Corporation [_] Partnership [_] Other
--------------------------------------------------------------------------------
    Address (number, street, and apt. or suite no.)
--------------------------------------------------------------------------------
    City, state, and ZIP code



                         Part I--TAXPAYER
                         IDENTIFICATION NUMBER (TIN).

                                                       Social Security Number

 SUBSTITUTE
                         Enter your TIN on the                   OR
                         appropriate line. For
                         most individuals, this is
                         your social security
                         number (SSN). For most
                         other entities, it is
                         your employer
                         identification number
                         (EIN). If you do not have
                         a number, write "Applied
                         For" in the space in the
                         right. See How to Get a
                         TIN in the enclosed
                         Guidelines.


 Form W-9


 Department of the                                    Employer Identification
 Treasury                                                      Number

 Internal Revenue Service


 Payer's Request for Taxpayer                        Note: If the account is
 Identification Number (TIN)                         in more than one name,
                                                     see the chart in the
                                                     enclosed Guidelines to
                                                     determine what number to
                                                     give.


                         Part II--For Payees Exempt From Backup Withholding (See the enclosed Guidelines)

                         Part III--Certification

                         Under penalties of perjury, I certify that:

                         (1)The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

                         (2)I am not subject to backup withholding because:
                         (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

                         Certification Instructions--You must cross out item
                         (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup with-holding, do not cross out item (2).

                         The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                         SIGNATURE                DATE

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW ENCLOSED GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester

  Name
  If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

  Sole Proprietor--You must enter your individual name as shown on your Social Security card. You may enter your business, trade or "doing business as" name on the business name line.

  Limited Liability Company (LLC)--If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations (S) 301. 7701-3, enter the owner's name. Enter the LLC's name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

  Other Entities--Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the business name line.

  Taxpayer Identification Number (TIN)
  You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations (S) 301.7701-3, and are owned by an individual, enter the owner's Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's employer identification number. See the chart below for further clarification of name and TIN combinations.

  Social Security numbers (SSN's) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN's) have nine digits separated by only one hyphen: i.e. 00-00 00000.

  The table below will help determine the number to give the requester.

--------------------------------------------  ----------------------------------------------------------
For this type of    Give the name                                                 Give Name
account:            and SSN of:               For this type of account:           and SSN of:
--------------------------------------------  ----------------------------------------------------------
 1. Individual      The individual             6. A valid trust, estate, or       Legal entity(4)
                                                  pension trust
 2. Two or more     The actual owner           7. Corporation                     The corporation
    individuals     of the account
    (joint          or, if combined
    account)        funds, the first
                    individual on
                    the account(1)
 3. Custodian       The minor(2)               8. Association, club, religious,   The organization
    account of a                                  charitable, educational,
    minor                                         or other tax-exempt
    (Uniform                                      organization
    Gift to
    Minors Act)
 4.a. The usual     The grantor-               9. Partnership                     The partnership
      revocable     trustee(1)
      savings
      trust
      (grantor
      is also
      trustee)
   b. So-called     The actual                10. A broker or registered          The broker or nominee
      trust         owner(1)                      nominee
      account
      that is
      not a
      legal or
      valid
      trust
      under
      state law.
 5. Sole            The owner(3)              11. Account with the Department     The public entity
    proprietorship                                of Agriculture in the name of
                                                  a public entity (such as a
                                                  state or local government,
                                                  school district, or prison) that
                                                  receives agricultural program
                                                  payments
--------------------------------------------  ----------------------------------------------------------

              GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9
                                    Page 2

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's Social Security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpaer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

              GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9
                                    Page 3

How to Get a TIN
  If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

  If you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, sign and date the form, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number.

  Note: Writing "Applied For" means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Exemption From Backup Withholding
 Payees Exempt From Backup Withholding
Individuals (including sole proprietors) are NOT exempt from backup withholding.

For interest and dividends, the following payees are exempt from backup withholding:

 . A corporation.
 . A financial institution.
 . An organization exempt from tax under section 501(a) of the Internal Reve-nue Code of 1986, as amended (the "Code"), an individual retirement account
   (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.
 . The United States or any of its agencies or instrumentalities.
 . A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
 . A foreign government or any of its political subdivisions, agencies or in-
   strumentalities.
 . An international organization or any of its agencies or instrumentalities. . A dealer in securities or commodities required to register in the United
   States, the District of Columbia or a possession of the United States.
 . A real estate investment trust.
 . A common trust fund operated by a bank under section 584(a) of the Code.
 . An entity registered at all times during the tax year under the Investment
   Company Act of 1940.
 . A foreign central bank of issue.
 . A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secre-taries, Inc., Nominee List.
 . A trust exempt from tax under section 664 of the Code or described in sec-tion 4947 of the Code.

 Payments Exempt From Backup Withholding
Dividends and patronage dividends that are generally exempt from backup withholding include:
 . Payments to nonresident aliens subject to withholding under section 1441 of the Code.
 . Payments to partnerships not engaged in a trade or business in the United
   States and that have at least one nonresident alien partner.
 . Payments of patronage dividends not paid in money.
 . Payments made by certain foreign organizations.
 . Payments made by an ESOP pursuant to section 404(k) of the Code.

  Interest payments that are generally exempt from backup withholding include:
 . Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.
 . Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).
 . Payments described in section 6049(b)(5) of the Code to nonresident aliens. . Payments on tax-free covenant bonds under section 1451 of the Code.
 . Payments made by certain foreign organizations.

  Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and their regulations.

  If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part I, write "Exempt" in Part II, and sign and date the form and return it to the requester.

  If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

  Privacy Act Notice.--Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1)Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2)Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.
(3)Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.